THE WORLD FUNDS, INC.


                         Third Millennium Russia Fund
                                 (the "Fund")

                       Supplement dated October 1, 2001
                                    to the
                       Prospectus dated January 2, 2001


1. Effective October 1, 2001, the purchase of shares of the Third Millennium Russia Fund by new shareholders will be subject to a sales load. Existing shareholders of the Fund as of October 1,2001, may continue to purchase shares without paying a sales load. The schedule of sales loads is as follows:


                       Sales Charge and Broker-Dealer Commission and Service Fee


                                                         Broker-Dealer
                                Sales Charge             Percentage
                                ------------             ----------

Less than $50,000                   5.75%                  5.00%
$50,000 but less than $100,000      4.50%                  3.75%
$100,000 but less than $250,000     3.50%                  2.75%
$250,000 but less than $500,000     2.50%                  2.00%
$500,000 but less than $1,000,000   2.00%                  1.75%
$1,000,000 or more                  1.00%                  1.00%


2. The following information replaces the disclosures currently found on pages 2 and 3 of the Prospectus:

     The bar chart and table below show how the Fund has performed in the past and give some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. The figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund for the periods ended December 31, 2000 to the Moscow Times Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

                  Third Millennium Russia Fund Total Return*

                       1999                150.68%
                       2000               (29.38%)

[end bar chart]

The year-to-date return for the Third Millennium Russia Fund as of September 30, 2001 was 22.67%.

* During the periods shown in the bar chart, the highest return for a calendar quarter was 100.72% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (34.94%)(quarter ending September 30, 1999).

                                             Average Annual Total Return
                                      (for the periods ending December 31, 2000)
                                      ------------------------------------------
                                                                 Since
                                               One              Inception
                                               Year             (October 1,1998)
                                               ----             ----------------

Third Millennium Russia Fund                   (29.38%)          24.15%
Third Millennium Russia Fund(1)                (33.44%)          20.93%
Moscow Times Index (2)                          (9.97%)          98.18%

(1) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(2) The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks. The index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration. The Moscow Times Index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

3. The following disclosure replaces in its entirety the section entitled "Fees and Expenses" currently found on pages 4 and 5 of the Prospectus:

FEES AND EXPENSES

     Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

     The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets

Maximum Sales Charge (Load)
   Imposed on Purchases                   5.75% (1)
Maximum Deferred Sales Charge
   (Load) Imposed on
   Certain Redemptions                    2.00% (2)
Sales Charge (Load) Imposed on
   Reinvested Dividends                   None
Redemption Fees (3)                       None
Exchange Fees (4)                         None


Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

Management Fee                            1.75%
Distribution and
   Service (12b-1) Fees                   0.25%
Other Operating Expenses                  6.85%
Total Fund Operating Expenses             8.85%
Fee Waiver and/or
     Expense Reimbursements(5)            6.10%
Net Expenses                              2.75%
__________________


(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) In the interest of limiting expenses of the Fund, Third Millennium Investment Advisers LLC, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Service Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.75% until August 31, 2002.

Example:

     The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                     1 Year     3 Years     5 Years    10 Years
                     ------     -------     -------    --------

                     $  885     $2,517      $4,027     $7,320

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                     1 Year     3 Years     5 Years     10 Years
                     ------     -------     -------     --------

                     $  837     $1,379      $1,946      $3,478

4. The second paragraph under the section entitled "Shareholder Information" on page 11 of the Prospectus is replaced in its entirety by the following:

     Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

5. The first three paragraphs under the section entitled "Purchasing Shares" on page 11 of the Prospectus are replaced in their entirety by the following:

     Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

6. The following disclosures are added to the Prospectus under the section entitled "Purchasing Shares" on page 12:

Right of Accumulation

     After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

     A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Fund shares if you were a Fund shareholder prior to October 1, 2001;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Distributor for its own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

     Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

7. The second paragraph under the section entitled "Redeeming Shares" on page 13 of the Prospectus is replaced in its entirety by the following:

     The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.




                      PLEASE RETAIN FOR FUTURE REFERENCE

                             THE WORLD FUNDS, INC.


                         Third Millennium Russia Fund


                       Supplement dated October 1, 2001
                                    to the
           Statement of Additional Information dated January 2, 2001


1. Effective October 1, 2001, the purchase of shares of the Third Millennium Russia Fund (the "Fund") by new shareholders will be subject to a sales load, Existing shareholders of the Fund as of October 1, 2001 may continue to purchase shares without paying a sales load. The schedule of sales loads is as follows:

                     Sales Charge and Broker-Dealer Commission and Service Fee
                     ---------------------------------------------------------


                                                      Broker-Dealer
                                 Sales Charge         Percentage
                                 ------------         -------------

Less than $50,000                   5.75%               5.00%
$50,000 but less than $100,000      4.50%               3.75%
$100,000 but less than $250,000     3.50%               2.75%
$250,000 but less than $500,000     2.50%               2.00%
$500,000 but less than $1,000,000   2.00%               1.75%
$1,000,000 or more                  1.00%               1.00%


2. The following disclosure is added to the first paragraph of the section entitled "INVESTMENT ADVISER AND ADVISORY AGREEMENT" current found on pages 12-13 of the Statement of Additional Information:

     John Pasco, III, Chairman of the Board of the Company, owns a 10% interest in the Adviser through Commonwealth Capital Management, Inc.

3. The following disclosure replaces, in its entirety, the fourth paragraph found in the section entitled "INVESTMENT ADVISER AND ADVISORY AGREEMENT" currently found on page 13 of the Statement of Additional Information:

     In the interest of limiting expenses of the Fund, the Adviser, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Services Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 2.75%. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Service Providers will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable ty the Services Providers (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

4. The following disclosure replaces, in its entirety, the paragraphs entitled "Distributor" found in the section entitled "MANAGEMENT-RELATED SERVICES" currently found on page 15 of the Statement of Additional
Information:

Distributor

     First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. During the fiscal year ended August 31, 2000, no sales charges were paid in connection with the sale of Fund shares.

5. The following disclosure is added to the beginning of the section entitled "ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES" currently found on page 18 of the Statement of Additional Information:

Purchasing Shares

     You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

     Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

     The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares. In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

     A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2000 and the maximum front-end sales charge of 5.75%, is as follows:

      Net Assets                     $2,871,392
      Outstanding Shares                108,896
      Net Asset Value Per Share$          26.37
      Sales Charge (5.75% of
        the offering price)          $     1.61
      Offering Price to Public       $    27.98

Statement of Intention

     The reduced sales charges and public offering price applicable to shares of the Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

     In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

6. The following disclosure is being added under "Selling Shares" found in the section entitled "ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES" currently found on page 18 of the Statement of Additional Information:

     If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.


                      PLEASE RETAIN FOR FUTURE REFERENCE